SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported)        September 5, 2002
                                                              -----------------



                        Interstate Bakeries Corporation
                        -------------------------------
            (Exact name of Registrant as specified in its charter)





      Delaware                     1-11165                   43-1470322
      --------                     -------                   ----------
      (State of                (Commission File           (I.R.S. Employer
   Incorporation)                  Number)                 Identification
                                                               Number)






             12 East Armour Boulevard, Kansas City, Missouri 64111
             -----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)




Registrant's telephone number, including area code:  (816) 502-4000
                                                     --------------



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Item 5.  Other Events.

           On September 5, 2002, Interstate Bakeries Corporation, a Delaware corporation ("IBC"), announced that James R. Elsesser had been named Chief Executive Officer ("CEO") of IBC. James R. Elsesser will begin serving as CEO on October 1, 2002. Mr. Elsesser will replace Charles R. Sullivan who is retiring as CEO but who will remain Chairman of the Board of IBC. IBC publicly announced Mr. Elsesser's appointment as CEO in a press release dated September 5, 2002, a copy of which is attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Form Financial Information and Exhibits.

      Exhibit No.         Description

       99.1          Press Release dated September 5, 2002.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: September 6, 2002             By:   /s/ Charles A. Sullivan
                                        --------------------------------------
                                   Name:  Charles A. Sullivan
                                      Title:  Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

  99.1          Press Release dated September 5, 2002.





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